JOINT VENTURE AGREEMENT

  THIS JOINT VENTURE AGREEMENT (this "Agreement"), effective as of 12-3, 1996 (the "Effective Date"), is entered into by and between IGT, a Nevada corporation ("IGT"), and Anchor Games, a d.b.a. of Anchor Coin, a Nevada corporation ("Anchor").

  WHEREAS, each of IGT and Anchor possesses unique expertise
and  products   relating  to  wagering  systems  and  gaming
technology; and

    WHEREAS, IGT and Anchor desire to establish their strategic alliance in order to benefit both parties in the marketplace of wagering systems and gaming technology, in accordance with the terms and conditions of this Agreement;

   NOW, THEREFORE, in consideration of the foregoing and the
mutual    covenants   and  conditions  contained   in   this
Agreement, IGT and Anchor agree as  follows:

                      ARTICLE I - DEFINITIONS

   As used in this Agreement, the following terms shall have the indicated meanings:

1.1 "Intellectual   Properties"   shall   mean   patents,
     copyrights, trademarks, trade names,   service   marks,
     ideas,   designs,   concepts, techniques, discoveries or
     improvements including any and all devices and computer software, whether or not patentable and pending applications relating thereto.

1.2 "Venturers" shall mean IGT and Anchor and their permitted successors and assigns, and "Venturer" shall mean IGT and Anchor individually.

1.3 "Participating Interest" shall mean the undivided interest of each of the Venturers in the assets, rights and benefits of the Joint Venture as set forth in Section 6.2 hereof.

1.4 "Property" shall mean all of the interest in property or property rights that are owned by the Joint Venture from time to time whether personal, real or otherwise, including the rights and benefits attached thereto or associated therewith.

1.5 "Spin for Cash" means a gaming device that incorporates the concept of [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the
     Securities Exchange Act of 1934.]

1.6 "Spin for Cash Wide Area Progressive System" means a linked wide-area progressive gaming device system employing (i) Anchor's Spin for Cash commonly referred to as "Wheel of Gold" or IGT's Spin for Cash commonly referred to as "Wheel of Fortune" and (ii) the linked progressive gaming device technology of IGT and its affiliates.

1.7 "linked wide-area progressive gaming device system" means a system comprised of gaming devices which devices are (i) located in more than one gaming property;
     (ii) all inter-connected;

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     and (iii) which all contribute a portion of "coin-in"  to
     a common, shared   progressive  jackpot.    This   definition   is
     specifically intended to exclude video lottery devices and systems.

                 ARTICLE II - INTERPRETATION OF AGREEMENT

2.1   ASSIGNMENT - Neither this Agreement nor any rights  or
      obligations of any Venturer   hereunder  shall  be  assigned
      or otherwise transferred nor the duties hereunder delegated, by operation of law or otherwise by one Venturer without the prior written consent of the other Venturer, except that either Venturer may assign it rights under this Agreement to a direct or indirect wholly owned subsidiary that agrees in writing to be bound by the terms of this Agreement.

2.2 DESIGNATED SUCCESSORS - The terms and conditions contained in this Agreement shall be binding upon and shall inure to the benefit of the Venturers hereto and their respective permitted heirs, executors, personal administrators, lawful legal representatives, successors and assigns.

2.3 ENFORCEABILITY OF PROVISIONS - If any covenant, obligation or provision contained in this Agreement or the application thereof to any person or circumstance shall to any extent be found to be invalid
      or unenforceable(as to   time,   scope  or  otherwise),  such   invalid
      or unenforceable covenant, obligation or provision will be curtailed to the minimum extent necessary so as to be valid and enforceable to the fullest extent permitted by law.

2.4 ENTIRE AGREEMENT - This Agreement and the Schedules and Exhibits hereto constitute the entire agreement between the Venturers and supersedes all other  prior  written  and prior or contemporaneous oral contracts, agreements, negotiations and undertakings relating to the
      subject matter of this  Agreement  between  the Venturers.   There  are
      no representations, warranties, collateral agreements or conditions affecting this transaction other than as expressed or referred to herein.

2.5 HEADINGS - The headings herein contained are intended for convenience of reference only and shall not form a part hereof nor affect the interpretation of this Agreement.

2.6 JURISDICTION - This Agreement shall be governed by and interpreted in accordance with the laws in force in the State of Nevada. The Venturers, for themselves and on behalf of their respective agents, employees and
      subsidiaries,   irrevocably  agree  to   the   exclusive jurisdiction of
      the Courts of the State of Nevada (or such judicial district of a court of the United States as shall include the same) for the determination of all matters arising hereunder.

2.7 MODIFICATION - None of the terms of this Agreement may be waived or modified except by an express agreement in writing signed by authorized signatories of each Venturer. The failure or delay of either Venturer in enforcing any of its rights under this Agreement shall not be deemed a continuing waiver or a modification by such Venturer of such right.

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                   ARTICLE III - FORMATION OF JOINT VENTURE

3.1 FORMATION - IGT and Anchor hereby agree to form a joint venture which shall be known as the "SPIN FOR CASH WIDE AREA PROGRESSIVE JOINT VENTURE," for the limited purposes set forth and described in Section 3.3 hereof; subject to the terms and conditions of this Agreement.

3.2 COMMENCEMENT - The business of the Joint Venture shall be conducted in accordance with the provisions of this Agreement and shall commence on the Effective Date and continue until terminated as provided in this Agreement.

3.3 JOINT VENTURE PURPOSE - The sole purpose of the Joint Venture shall be to develop and market the Spin for Cash Wide Area Progressive System.

3.4 OWNERSHIP OF ASSETS - All Property owned by the Joint Venture shall be owned by the Joint Venture as an entity in the name of "Spin for Cash Wide Area Progressive Joint Venture." It is understood by the parties that various governmental or regulatory agencies may not permit the ownership structure of assets as set forth in this section. In such event, the parties agree to negotiate in good faith and to make such commercially
     reasonable  accommodations  to  comply  with   permitted ownership
     structures or to take such actions as are necessary to change such rules or regulations so as to carry out the purposes of this Joint Venture. Insofar as permitted by applicable law, no Venturer shall have any ownership interest in such Property in its individual name or right; and each Venturer's interest in the Joint Venture shall be personal property for all purposes. The Venturers shall use the Joint Venture's credit and assets solely for the benefit of the Joint Venture. No asset of the Joint Venture shall be transferred or encumbered for or in payment of any individual obligation of any Venturer.

3.5 PARTNERSHIP - The Joint Venture will be constituted as a partnership under the laws of the State of Nevada. The Joint Venture shall have all powers conferred upon partnerships under the laws of the State of Nevada in furtherance of its purposes as set forth in Section 3.3. The Joint Venture and the Venturers shall promptly make any and all required governmental filings required to constitute the Joint Venture under applicable law.
     Notwithstanding  the  foregoing,  the   Venturers   will negotiate in
     good faith and   mutually   agree  upon  such   restructuring   and
     reorganization of the Joint Venture  into  a  corporate  entity
     (including, without limitation, in the form of a limited liability company) as may be reasonably necessary and appropriate for purposes
     of  minimization   of   each Venturer's tax burden and liability exposure.

3.6 PARTICIPATING INTERESTS - The Participating Interests of the Venturers will be as follows:

           ANCHOR     IGT
             50%      50%

3.7 EFFORTS - IGT and Anchor agree that during the term of the Joint Venture they both shall devote such time, attention and resources as necessary to adequately promote the interests of the Joint Venture and the mutual interests of the Venturers in the success of the Joint Venture and the Spin for Cash Wide Area Progressive System. It is specifically understood, however, that no Venturer will be required to devote full time to the Joint Venture and that each Venturer will be entitled, subject to the terms of this Agreement, to engage in and possess interests in
     other business ventures   of   any  and  every  type  and  description,
     independently or with others, and that neither the Joint Venture nor the other Venturers shall, by virtue of this Agreement, have any right, title or interest in or to such other business ventures or the earnings or profits therefrom.

3.8 EXCLUSIVITY - In consideration of mutual covenants in this Agreement, and as a material inducement to the other Venturer to enter into this Agreement, the Venturers hereby agree as follows:

     (a) During the term of this Agreement, without IGT's prior written consent, Anchor will not, directly or indirectly, by contract, through affiliates or otherwise, within [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], provide or sell under any terms to any third party [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934.]

     (b) During the term of this Agreement, without Anchor's prior written consent, IGT will not, directly or indirectly, by contract,
           through affiliates   or   otherwise,   within   [Confidential
           information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934], provide or sell under any terms to any third party [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934.]

     (c) Each Venturer hereby acknowledges and agrees that the limitations as to time, geographical area and scope of activity contained in this Section 3.8 are fair and reasonable and do not impose a greater restraint than is reasonably necessary to protect the goodwill and other business interests of the other Venturer.

3.9 MUTUAL RELEASE - Anchor hereby releases and forever discharges IGT of and from any and all claims, debts, demands, actions, cross-claims, causes of action, suits and liabilities whatsoever, both at law, statutory, in equity or otherwise, which Anchor may now have or may hereafter claim to have against IGT arising out of any infringement, violation or misappropriation by IGT of Anchor's Intellectual Properties prior to the Effective Date. IGT hereby releases and forever discharges Anchor of and from any and all claims, debts, demands, actions, cross-claims, causes of action, suits and liabilities whatsoever, both at law, statutory, in equity or otherwise, which IGT may now have or may
     hereafter claim  to  have against Anchor arising   out   of   any
     infringement,   violation   or misappropriation by Anchor of
     IGT's Intellectual Properties prior to the Effective Date.

                   ARTICLE IV - MANAGEMENT OF JOINT VENTURE

4.1  ADMINISTRATION  AND  MANAGEMENT   -   All   decisions respecting any matter
     set forth in this Agreement or otherwise affecting or arising out of the

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     conduct of the business of the Joint Venture shall be made by a management committee (the "Management Committee") consisting of  two individuals
     appointed  by  each  Venturer.   Without  limiting   the generality of the
     foregoing, the Management Committee shall be responsible for the following tasks:

     (a)  establishing pricing for the Spin for Cash Wide Area Progressive
          System;
     (b)  establishing a detailed budget for each fiscal year of the Joint
          Venture;
     (c)  establishing billing procedures;
     (d)  developing  a  schedules,  goals  and  plans   for implementation
          for the development of the Spin for Cash Wide Area Progressive System in cooperation with each of the Venturers;
     (e) contract with such parties, whether third parties or a party to this Agreement, to perform such services or activities as are
          necessary  to  accomplish  the  objectives  of   this Agreement,
          and to comply  with  applicable gaming rules and regulations; and
     (f) determine a model for such direct costs as may be allocated by each Venturer to the Joint Venture.

     The Management Committee shall make such decisions and take such actions as may be necessary or desirable to carry out the purpose of the Joint Venture and shall have all the powers that are necessary for such purpose. No person or entity other than the Management Committee and those it expressly authorizes in writing shall have the authority to bind the Joint Venture.

4.2 QUORUM - All four (4) members of the Management Committee are required to constitute a quorum for any action to be taken by the Management Committee.

4.3 MEETINGS - Unless otherwise agreed, regular meetings of the Management Committee shall be held at least every other month alternating between the offices of Anchor in Las Vegas and IGT in Reno beginning on December 1st, 1996 on the first Thursday of the month or at such other time as all members of the Management Committee may agree, and special meetings of the Management Committee may be called by any member of the Management Committee.

4.4 NOTICE - Notice of the time and place of any special meeting of the Management Committee shall be given to each member of the Management Committee not less than seven (7) days before the time when the meeting is to be held by personal delivery, facsimile transmission, telegram, cable or telex to a member's business address, from time to time. A member of the Management Committee may, in any manner, waive notice of a meeting. The attendance of a member of the Management Committee at a meeting of the Management Committee shall constitute a waiver of notice of the meeting, unless such member is attending for the sole purpose of disputing notice.

4.5 REQUISITE VOTE - Unless specifically indicated in this Agreement, at all meetings of the Management Committee, every issue arising at such meeting shall be decided by no less than three (3) of the four (4) members of the Management Committee.

4.6 PARTICIPATION - A member of the Management Committee may participate in a meeting by means of telephone or such other communication facility as may permit all persons participating in the meeting to hear each other.

     Notwithstanding any other provision of this Agreement, any action that the Management Committee may take at a meeting duly called and held must be taken by written consent and signed by all the members of the Management Committee.

4.7 RESOLUTION RECORDING - The Management Committee shall cause to be prepared and entered into books provided for the purpose all resolutions of the Management Committee.

4.8 TRAVEL COSTS - The costs for travel and other expenses properly incurred by each member of the Management Committee in attending meetings thereof shall be reimbursed to them by the Venturer who appointed the member to the Management Committee.

4.9 APPOINTMENT OF MANAGERS - The Management Committee may, from time to time, appoint one or more managers to manage the day to day business and affairs of the Joint Venture. Such managers shall exercise such powers and have such authority as may be delegated to them by the Management Committee.

4.10 MANAGER ACCOUNTABILITY - The Management Committee and any employee, agent or other representative appointed by the Management Committee shall not be liable in any way to the Joint Venture or to any Venturer for action or omission taken in good faith without gross negligence or a willful disregard of such person's duties. Without limiting the generality of the foregoing, except where grossly negligent or in willful disregard of their duties, neither the Management Committee nor any employee, agent or other representative appointed by the Management Committee shall be answerable or accountable for any loss or liability arising out of or resulting from:

     (a) acts or omissions or defaults of contractors or agents, engaged by the Management Committee or any managers appointed by the Management Committee or any managers appointed by the Management Committee in any operation or work conducted for the account of or engaged for any purpose of the Joint Venture or incidental to the business of the Joint Venture;

     (b) omission to pay rental or fees or to perform obligations imposed by governmental authority;

     (c) loss or destruction of the Joint Venture's assets from fire, explosion or any hazard, in excess of proceeds of insurance in force and effect at the time of loss;

     (d) loss or destruction of the Joint Venture's assets from uninsurable hazards;

     (e)   accounting or secretarial errors of any type.

4.11 MANAGEMENT INDEMNIFICATION - The Venturers jointly and severally shall indemnify each present and former member of the Management Committee, and  each  present and former employee,  agent  or  other representative of
     the   Joint   Venture,   and   the   heirs,   executors, administrators,
     successors and assigns of the foregoing, from and against any and all liabilities, costs, charges and expenses sustained or incurred in respect of any action, suit or proceeding that is proposed or commenced against them for or in respect of anything done or permitted by them to be done in respect of the execution of the duties of their office.

     Such indemnification shall include, without limitation, all costs, charges and expenses that they sustain or incur in respect of the affairs of the Joint Venture, except where such liability or costs are finally determined to relate to their willful disregard for their duties or gross negligence .



                         ARTICLE V - SALES OR LEASES

5.1 SALES OR LEASES. From time to time, a Venturer will sell or lease such items as may be reasonably requested by the Joint Venture and agreed by such Venturer, in which event such Venturer will sell or lease such items to the Joint Venture at cost. With respect to any such lease, (i) the term will be coterminous with the Joint Venture, (ii) the monthly lease payments to such Venturer will be equal to 1/36th of the total cost of such items for the first 36 months of each lease, and (iii) the lease payments to such Venturer will be reduced to one dollar ($1) per month at such time as the Joint Venture has repaid the total cost of the leased items. If there is not sufficient available cash for the Joint Venture to meet its obligation under each Lease, then lease payments will be apportioned between Venturers ratably in accordance with the cost of the goods leased to the Joint Venture by the respective Venturers.

              ARTICLE VI - FINANCIAL CONTRIBUTIONS AND INTERESTS

6.1  LICENSES.

     (a) Upon execution of this Agreement, Anchor and the Joint Venture will enter into a license agreement pursuant to which Anchor will grant to the Joint Venture a non-exclusive, royalty-free and paid-up license under any of Anchor's patent rights whether owned or acquired, in its Wheel of Gold gaming device to make, sell and use the Spin For Cash Wide Area Progressive System. A form of such license agreement shall be attached hereto as Exhibit A.

     (b) Upon execution of this Agreement, IGT and the Joint Venture will enter into a license agreement pursuant to which IGT will grant to the Joint Venture a non-exclusive, royalty-free and paid-up license under any of IGT's patent rights in its Wheel of Fortune gaming device, whether owned or acquired, and in its wide area inter-linked progressive wagering system, whether owned or acquired, to make, sell and use the Spin For Cash Wide Area Progressive System. A form of such license agreement shall be attached hereto as Exhibit B.

6.2 NO EXPENSES - Except for payments under the Anchor Lease and the IGT Lease or as approved by the Management Committee , neither Venturer nor any of their affiliates will be entitled to any compensation for their services or to be reimbursed for out-of-pocket, overhead or general administrative expenses.

6.3  ALLOCATIONS  -  The Venturers shall share  profits  and losses in
     proportion to their  respective Participating Interests.   For  Federal
     income tax purposes, each item of income, gain, loss, deduction or credit entering into the computation of the Joint Venture's taxable income shall be allocated in proportion to their respective participating
     interests.  A Venturer's capital   account  shall  be  credited  with
     (i) its contributions to the capital of the Joint Venture; and (ii) its allocable share of Joint Venture income and gains, and shall be debited with (i) its allocable share of Joint venture deductions and losses; and
     (ii) the amount of any distributions of the Joint Venture. The Venturers may be requested to make additional contributions to the Joint
     Venture based upon the unanimous recommendations of the Management Committee. The Participating Interests of the Venturers shall remain the  same unless the other Venturer agrees otherwise  and shall not be
     increased  by  virtue  of  any  loan,  gift   or   other contribution made
     by a Venturer unless the other Venturer agrees otherwise.

6.4 DISTRIBUTIONS - The Venturers agree that the calculation of revenues and expenses pursuant to this Agreement shall be in accordance with generally accepted accounting principles. The Joint Venture will distribute to the Venturers all cash of the Joint Venture (less the amount that the Management Committee agrees shall constitute a reasonable reserve for working capital and anticipated expenses) to the Venturers in proportion to their Participating Interest within 30 days after the end of each fiscal quarter of IGT. Cash distributions shall be in accordance with the following priority schedule (i) payments to vendors, including trade payables to either of the Joint Venturers (ii) payments for any licensing or regulatory fees applicable to the Joint Venture (iii) payments of any taxes applicable to the Joint Venture and (iv) payments of any royalties of lease fees as agreed upon by the Management Committee.

6.5 JOINT VENTURE ACCOUNTING - IGT shall provide all accounting services to the Joint Venture which shall include, but are not limited to, collection of all accounts of the Joint Venture, payment of all debts of the Joint Venture, maintaining complete accounting records of the Joint Venture in
     accordance   with  the  generally  accepted   accounting principles.

6.4 AUDITING RIGHTS - Both Venturers shall have the absolute right to review and make copies of all books, records, and papers of the Joint Venture and to have audits of the Joint Venture performed any time and from time to time. The cost of one annual audit shall be borne by the Joint Venture each year and any additional audits will be paid for by the Venturer requesting the audit.

                   ARTICLE VII - PROPRIETARY TECHNOLOGY RIGHTS

7.1 OWNERSHIP - Except as otherwise provided in this Agreement, each Venturer shall retain all rights to ownership, title or interests to any proprietary information, any inventions and any Intellectual Properties independently developed (without any design or technological input from the other Venturer) by them prior to the Commencement Date of this Agreement and during the term of the Joint Venture. All independently developed Intellectual Properties shall remain the property of the Venturer that developed it. It is expressly agreed that all new jointly developed (with input from the other Venturer) Intellectual Properties that are developed as a direct result of the Joint Venture, including tradenames and trademarks, shall be the Property of the Joint Venture until the expiration or termination of this Agreement for any reason, at which time all new jointly developed intellectual property shall be jointly owned by IGT and
     Anchor.   No  rights  to the Intellectual  Properties  or technology of any party is granted to the other party except as expressly set forth in this Agreement. If the ownership of any Intellectual Property is not permitted in a gaming jurisdiction in which the Joint Venture chooses to pursue business, the parties agree to negotiate in good faith and make such commercially reasonable accommodations to comply with permitted ownership structures or to take such actions as are necessary to change such rules or regulations so as to carry out the purposes of this Joint Venture.

7.2 NO INFRINGEMENT - Each Venturer hereby acknowledges the other Venturer's Intellectual Properties with respect to the other Venturer's proprietary
     gaming   devices,  including  without  limitation   such [Confidential
     information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] gaming devices first originated by the other Venturer as listed on Exhibit C attached hereto. Each Venturer hereby agrees that
     it   will  fully  respect  and will not infringe or misappropriate any and all such Intellectual Properties of the other Venturer. Each Venturer hereby stipulates that the gaming devices as listed on Exhibit C are, for the purposes of this Section 7.2 and without limitation, first
     originated  by each respective Venturer  as  listed.   As such, it is the
     intention of the parties and each Venturer agrees to not replicate, produce, sell or distribute such or substantially similar games of the other Venturer as are listed in Exhibit C, either individually, or through affiliates, distributors, subsidiaries, partners or otherwise, except as specifically set forth in this Agreement. Exhibit C shall be appended from time to time to include such [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] games as defined above or by mutual consent, or both.

                         ARTICLE VIII -CONFIDENTIALITY

8.1 INFORMATION DEVELOPED PRIOR TO COMMENCEMENT DATE - The Venturers agree that during the term (and any extension) of this Agreement and continuing perpetually thereafter, neither Anchor nor IGT shall disclose to any third party or use for any purpose other than those specific purposes set forth in this Agreement, without the prior written consent of the other party, which consent shall be in the sole discretion of the party from whom such consent is requested, any Confidential Information (as defined below) except as provided for below. For the purposes of this Agreement "Confidential Information" means all proprietary concepts, designs, customer data bases, documents, information, processes, procedures, data, results, conclusions, know-how and similar information (including knowledge of the terms of and actions taken pursuant to this Agreement) that was or is developed prior to the Commencement Date of this Agreement and that is disclosed or submitted to one party by the other in connection with this Agreement.

8.2 INFORMATION DEVELOPED DURING THE JOINT VENTURE - Notwithstanding Section 8.1, the Venturers agree that during the term of and any subsequent extension of this Agreement and for a period of ten (10) years thereafter, all Confidential Information, as defined in Section 8.1, that is developed during this Agreement in connection with the Joint Venture which is disclosed to one party by the other shall not be disclosed to any third party or used for any purpose other than those purposes specifically set forth in this Agreement, without the prior written consent of the other party.

8.3 EXCLUSIONS - Anchor and IGT shall have no obligation with respect to any portion of such Confidential Information under Section 8.1 or 8.2 that:

     (a) is or later becomes generally available to the public through no fault of the party receiving the Confidential Information; or

     (b) is obtained from a third party who had the legal right to disclose the same to the party; or

     (c) is already rightfully possessed by the party receiving such information as evidenced by that party's written records, predating receipt thereof from the other party at any time; or

     (d) such party can prove by clear and convincing evidence that such information was independently developed by the receiving party without reference to or knowledge of the disclosed information.

8.4 MAINTAINING CONFIDENTIALITY - Each Venturer agrees to use reasonable efforts to ensure that information described in Section 8.1 and 8.2 is held in strict confidence. Such steps shall include, but are not limited to, explicitly labeling as "CONFIDENTIAL" all written information relating to technology which is considered proprietary and confidential, and requiring all employees and subcontractors who are exposed to such information in connection with this Agreement, to execute a non-disclosure agreement containing terms and conditions consistent with those set forth in this
     Article VIII, obligating each employee and subcontractor to maintain such information as confidential. Each Venturer will be liable for any non-compliance with the terms and conditions of such non-disclosure agreement by each of its employees and subcontractors. The parties agree that, in addition to the foregoing provisions, the confidentiality letter attached to this Agreement as Exhibit D will remain in full force and effect.

                       ARTICLE IX - WARRANTIES AND REPRESENTATION

9.1 WARRANTIES AND REPRESENTATIONS OF ANCHOR - Anchor warrants, as of the date of this Agreement, that the terms of this Agreement are not inconsistent with Anchor's other contractual arrangements relating to any and all Anchor business activities. The Board of Directors of Anchor has taken all actions required to be taken by law, its Articles of Incorporation, its By-Laws or other organizational documents to authorize the execution and delivery of this Agreement.

9.2 WARRANTIES AND REPRESENTATIONS OF IGT- IGT warrants, as of the date of this Agreement, that the terms of this Agreement are not inconsistent with IGT's other contractual arrangements relating to any and all IGT business activities, and that the Board of Directors of IGT have taken all actions required to be taken by law, its Articles of Incorporation, its By-Laws, or other organizational documents to authorize the execution and delivery of this Agreement.

                              ARTICLE X - LIABILITY

10.1 NO WARRANTY - EXCEPT AS SPECIFICALLY STATED IN ARTICLE IX, THE VENTURERS MAKE NO EXPRESS OR IMPLIED WARRANTY AS TO ANY MATTER WHATSOEVER, WHETHER TANGIBLE OR INTANGIBLE, DEVELOPED UNDER THIS AGREEMENT, OR THE OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF ANY INVENTION, TEST, OR PRODUCT. IN NO EVENT WILL ANY VENTURER BE LIABLE TO THE JOINT VENTURE OR ANY OTHER VENTURER FOR ANY PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING ANY LOSS OF INCOME, PROFITS, COST-SAVINGS, GOODWILL OR BUSINESS.

10.2 LIABILITY SEVERAL - The obligation of the Venturers under this Agreement to one another shall be in every case several and shall not be, or construed to be, either joint or joint and several .

10.3 FORCE MAJEURE - Neither Venturer shall be liable for any unforeseeable event beyond its reasonable control not caused by the fault or negligence of such Venturer, that causes such Venturer to be unable to perform its obligations under this Agreement, and that it has been unable to overcome by the exercise of commercially reasonable steps. In the event of the occurrence of such a force majeure event, the Venturer unable to perform shall promptly notify the other Venturer. The disabled Venturer shall further use reasonable efforts to resume performance as quickly as possible and shall suspend performance only for such period of time as is necessary as a result of the force majeure event.

10.4 LIABILITY FOR ACTIONS BROUGHT OUTSIDE OF NEVADA - In the event that a dispute, claim or suit is brought in a jurisdiction other than the State of Nevada, against the Joint Venture or either Venturer for activities of the Joint Venture, the Joint Venture or Venturer shall use its commercially reasonable efforts to have the action removed to Courts of the State of Nevada or the federal courts having jurisdiction over the state of Nevada. If removal cannot be accomplished, it is understood that each Venturer shall be liable for all expenses, costs, damages, losses, obligations and liabilities, including reasonable attorney's fees, that are required to be paid by the Joint Venture or either Venturer as a result of such action in proportion to their Participating Interests unless said loss is due to the gross negligence or willful misconduct of a Joint Venturer in which event that Venturer shall bear such liabilities to the extent caused by such gross negligence or willful misconduct.

10.5 INTELLECTUAL PROPERTY INDEMNITY. Each party agrees to defend, indemnify, pay reasonable attorneys' fees, and hold harmless the other party against all claims, demands, suits, losses, damages, costs, and expenses that the other party may sustain or incur by reason of any infringement or violation of any patent, trademark, copyright or other proprietary right of a third party for any intellectual property provided solely by the indemnifying party pursuant to this Agreement.

              ARTICLE XI - TERM, TERMINATION AND SURVIVING RIGHTS

11.1 TERM. The initial term of this agreement shall be for a period of ten (10) years following the Commencement Date (the "Initial Term")

11.2 TERMINATION BY MUTUAL CONSENT - Unless otherwise agreed, this Agreement shall end on the last day of the end of the Initial Term. IGT and Anchor may elect to terminate this Agreement, or portions thereof, by mutual written consent at any earlier date, such consent shall be effective when signed by authorized signatories of both Venturers.

11.3 TERMINATION FOR CAUSE - If either Venturer at any time commits a material breach of any covenant or agreement contained herein, and fails to remedy any such breach within thirty (30) days after receiving written notice thereof, which notice shall specify the manner in which the Agreement has been breached by the other Venturer, such Venturer may, at its option and in addition to any other remedy that it might be entitled to, terminate this Agreement by notice in writing, which will be effective upon receipt.

11.4 TERMINATION WITHOUT CAUSE -. Subsequent to the Initial Term either Venturer may terminate this Agreement without cause upon one (1) year's prior written notice to the other Venturer.

11.5 TERMINATION AND RIGHTS IN THE EVENT OF BANKRUPTCY, INSOLVENCY - In the event (a) either Venturer shall become insolvent or shall suspend business or shall file a voluntary petition or answer admitting the jurisdiction of the Court and the material allegations charged therein or shall consent to an involuntary petition pursuant to or purporting to be pursuant to any reorganization or insolvency law in any jurisdiction or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of a receiver or trustees of a substantial part of its property, and (b) no credit-worthy affiliate of such Venturer that is not affected by such proceeding or event undertakes to assume its obligations under the provisions of this Agreement within ninety (90) days from the date on which the Venturer becomes so disabled, then to the extent permitted by law, the other Venturer may thereafter immediately terminate this Agreement by giving written notice of termination to the disabled Venturer.

11.6 ASSIGNMENT OF RIGHTS AFTER TERMINATION. - Upon termination or dissolution of the Joint Venture, both Venturers shall be prohibited from assigning their individual rights and interests in the Joint Venture without the prior written approval of the other Venturer, which approval shall not be unreasonably withheld.

11.7 SURVIVAL - Expiration or termination of this Agreement or the Joint Venture for any reason will not release either party from any liabilities or obligations set forth in this Agreement that (a) the parties have expressly agreed will survive any such expiration or termination, or (b) remain to be performed or by their nature would be intended to be applicable following any such expiration or termination.

11.8 COMPLIANCE WITH LAW. - This Agreement and the obligations of each party and the Spin for Cash Wide Area Progressive Joint Venture are subject to any and all applicable laws, rules and regulations.

11.9 RIGHTS TO FULFILL & GRANT. Each party hereto hereby represents and warrants to the other that it has all of the rights, licenses and authority to fulfill all of its obligations under this Agreement and to grant those rights and licenses granted by this Agreement.

                                ARTICLE XII -DISPUTES

12.1 SETTLEMENT AND CONTINUATION OF WORK - The Joint Venturers agree to use all reasonable efforts to reach a fair settlement of any dispute relating to the Joint Venture. If such efforts are unsuccessful, in either case, remaining issues in dispute will be referred to the Management Committee for resolution. Pending the resolution of any dispute of claim pursuant to this Article, the Joint Venturers agree that performance of all obligations under this Agreement shall be diligently pursued.

12.2  DEADLOCK:
      (a) If the Management Committee becomes deadlocked (referred to as a "Deadlocked Management Committee"), the matter creating such Deadlocked Management Committee shall be submitted, in writing to an Escalation Review Officer of each Joint Venturer, being the party so designated by such Joint Venturer. A Deadlocked Management Committee shall be deemed to be established when:

            (i) a dispute arises among the Management Committee representatives pertaining to a matter which cannot be resolved by the requisite vote of the Management Committee within thirty (30) days after the matter is initially submitted to the Management Committee, as evidenced by either failure to reach a unanimous vote for matters where a unanimous vote is specified, during the time specified; or

            (ii) the Management Committee representatives appointed by a Joint Venturer fails to attend, or be represented by proxy, for two consecutive meetings of the Management Committee which were duly called.

      (b) Any resolution by the Escalation Review Officers shall be made by unanimous written consent and shall be final and binding on the Joint Venture and Joint Venturers.

      (c) Failure to Resolve a Deadlocked Management Committee - If a matter with respect to which a Deadlocked Management Committee exists cannot be resolved by the Escalation Review Officers, the Joint Venturers shall employ the following mechanisms in an attempt to resolve any matters over which a deadlock exists:

            (i) Alternate Dispute Resolution - Prior to commencing any formal litigation, the Joint Venturers will attempt to settle any dispute arising out of this Agreement which is not the subject of a Deadlocked Management Committee through good faith consultation and negotiations. If those attempts fail, any Joint Venturer may request, by written notice to the other Joint Venturer, application of alternate dispute resolution techniques ("ADR") to such dispute. The Joint Venturers shall select a mutually agreed mediator or some other form of ADR, such as neutral fact-finding within thirty (30) days of receipt of such notice by any such Joint Venturer. No Joint Venturer may unreasonably withhold consent to the selection of a mediator or other form of non-binding, non-arbitration ADR and the Joint Venturers will share the cost of ADR equally.

            (ii) Litigation - If any dispute cannot be resolved by the Joint
                 Venturers through negotiation, mediation or another form of ADR pursuant to (i) above within two (2) months of the notice, the dispute may be submitted to a Nevada court for resolution.
                 The use of any ADR procedures will not be construed under the doctrine of laches, waiver or estoppel to adversely affect the right of either Joint Venturer. Nothing in this paragraph will prevent any Joint Venturer from commencing formal litigation if the (A) good faith efforts to resolve the dispute under these procedures may have been unsuccessful and/ or (B) any delay esulting from an effort to mediate such dispute could result in serious and irreparable injury to such Joint Venturer.

12.3 NEVADA LAW - The covenants under this Agreement are subject to applicable laws and treaties. This Agreement shall be construed according to the laws of the State of Nevada, United States of America.

12.4 JURISDICTION - In the event of any dispute arising between the parties hereto that cannot be resolved in accordance with the mediation provision of Paragraph 12.2, both parties agree to submit to the jurisdiction of the State and/or Federal Courts situated in the State of Nevada.

                              ARTICLE XIII - MISCELLANEOUS

13.1 INSURANCE - Each Venturer, at its own expense, shall maintain insurance against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof as determined by the Management Committee. Each Venturer shall, at its own expense, carry public liability and property damage insurance protecting itself with respect to liabilities for injuries to persons and damage to property of
      others  resulting  from the use of  the  Property.   Such insurance shall
      provide coverage of not less than $1,000,000 per occurrence, $2,000,000 aggregate. Such insurance as stated above shall be in form and with companies acceptable to the Management Committee and shall name IGT and Anchor as Additional Insureds and Loss Payees and provide for thirty (30) day prior written notice to IGT and Anchor of any alteration or cancellation of such coverage shall be provided to IGT's Insurance Administrator, c/o IGT, P.O. Box 10102, Reno, Nevada 89510-0120 and to Anchor 815 Pilot Road, Suite G, Las Vegas, Nevada 89119.

13.2 PUBLIC RELATIONS/USE OF NAME - Each Venturer shall only have the right to publicize the Joint Venture and use the name of the other Venturer with the prior written consent of the other Venturer and solely for the furtherance of the interests of the Joint Venture. Each Venturer agrees to furnish the other with the exact text to be used in publicity regarding the Joint Venture for approval. Approval shall be in the sole discretion of the party whose consent is sought, unless disclosure is required by applicable law in the judgment of counsel for the Venturer making such disclosure. Each Venturer agrees to promptly complete a review of the proposed publicity and deliver a response thereto.

13.3  NOTICES - All notices pertaining to or required by this Agreement shall be
      in   writing  and  shall  be  signed  by an authorized representative.
      They shall be delivered by hand or sent by certified mall, return receipt requested, with postage prepaid, addressed as follows:

      If to Anchor:               With Copies To:
      T.J. Matthews               Mark Hettinger
      Executive Vice President    Contracts Manager
      ANCHOR COIN                 ANCHOR COIN
      815 Pilot Road, Suite G     815 Pilot Road, Suite G
      Las Vegas, Nevada   89119   Las Vegas, Nevada   89119

      If to IGT:                  With Copies To:
      Robert A. Bittman           Marc Foodman
      Executive Vice President    Associate General Counsel
      IGT                         IGT
      5250 Neil Road              5270 Neil Road
      Reno, NV  89502             Reno, NV  89502

      Either Venturer may change the addressee or address by notice in writing given to the other Venturer.

13.4 COMPLIANCE WITH GAMING REGULATIONS - Each Venturer agrees to fully comply with all rules and regulations governing gaming and the use of gaming devices in each and every jurisdiction in which it transacts business. Neither Venturer shall conduct its business or act in a manner that could reasonably be expected to jeopardize the other Venturer's gaming license or its ability to operate its business in any jurisdiction at any time.
      In the event that either Venturer does not comply with all rules and regulations governing gaming and does not correct such non-compliance in a prompt manner as requested by either the gaming regulatory authorities or by the other Venturer or acts in any manner that could reasonably be expected to jeopardize the other's gaming license, this Agreement may be terminated by the other party if, after 5 days' written notice such situation is not cured. Said termination is specifically limited to a termination of this Agreement with and only with respect to the jurisdiction(s) directly impacted by said non-compliance. This Agreement will remain in full force and effect for all non-impacted jurisdictions.

13.5 ADDITIONAL DOCUMENTS - The Venturers covenant and agree to execute and deliver such further documents, deeds, agreements and assurances as may be necessary or advisable from time to time to carry out the terms and conditions of this Agreement in accordance with its true intent.

      IN WITNESS WHEREOF, the Venturers have caused this Agreement to be executed by their duly authorized representatives as follows:


ANCHOR GAMES                    IGT



By: /s/ STAN FULTON             By: /s/ CHARLES N. MATHEWSON

Stan Fulton                     Charles N. Mathewson
C.E.O. & Chairman of the Board  C.E.O. & Chairman of the Board

                            EXHIBIT A

                        LICENSE AGREEMENT

                             [None.]

                           EXHIBIT B

                        LICENSE AGREEMENT

                             [None.]

                           EXHIBIT C

[Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934.]

                           Exhibit D

                    CONFIDENTIALITY AGREEMENT



          Anchor Gaming, a Nevada corporation, and its subsidiaries (collectively, the "Company"), and IGT, a Nevada corporation, and its
subsidiaries  (collectively,   the "Recipient"),  are evaluating a possible
transaction  (the "Transaction")  relating  to  Anchor's  WHEEL  OF   GOLD-TM-
Gaming Device, [Confidential information set forth here has been filed separately with the Securities and Exchange Commission under Rule 24b-2 under the Securities Exchange Act of 1934] whereby the Company may engage
Recipient  to manufacture  a  gaming  device  developed  by  the   Company
employing the WOG concept.

          In   connection  with  evaluating   the   possible Transaction and, if
consummated,  in  fulfilling  its  obligations   under   any agreement  or
arrangement concerning the Transaction, the Company, its employees, agents or representatives has and will furnish to Recipient certain nonpublic, confidential or proprietary information concerning the Project and/or the business, operations or assets of the Company, including, without
limitation,  plans, details,  designs,  stratagem, ideas,   patent
applications,    trademarks,   copyrights, specifications,  concepts and other
forms  of   intellectual property.   All  of  such  information,  together  with
any additional   information  such  as  analyses,  compilations, studies or documents, prepared by  Recipient, its employees, agents  or  representatives
or by any other   individual  or entity  that  obtains or receives such
information from or through the Recipient, that incorporate, utilize, or is derived in any manner from information provided by the Company, or its employees, agents representatives relating to the WOG concept; is referred to in this Agreement as the "Confidential Information".

     In consideration of the receipt of the Confidential Information, Recipient agrees as follows:

          1.     Recipient   will  keep   the   Confidential Information
confidential and will use the Confidential Information solely for the purpose of evaluating whether to engage in a Transaction with the Company
and,  if   consummated,  in fulfilling Recipient's obligations under any
arrangement  or agreement  concerning the Transaction.   Without  the  prior
written consent of the Company, Recipient will not disclose the Confidential Information to any individual or entity, except to its employees, agents or
representatives who   in its  reasonable  judgment  need  to  know  the
Confidential Information  solely   and  exclusively  in  connection  with
evaluating a possible Transaction or, if consummated, in fulfilling Recipient's obligations under any arrangement or agreement concerning the
Transaction,  and  who  agree  in writing  to  be  bound  by   the terms  of
this  Agreement. Recipient  will  be responsible and jointly  and   severally
liable  for  any  breach of this Agreement  by  any  of  its employees, agents or representatives or by any other individual or entity that obtains or receives Confidential Information from or through the
Recipient.    Recipient agrees to reimburse, indemnify and hold harmless the
Company and   its  employees,  agents and representatives  from  any
damage, loss or expense incurred as a result of any use of the Confidential Information by Recipient, its employees, agents or representatives, or any other individual or entity that obtains or receives Confidential Information
from  or through  the   Recipient, contrary  to  the  terms  of  this
Agreement.

         2. The term Confidential Information as used in this Agreement does not include any information that: a) is or becomes generally available in the public domain other than through a breach of this Agreement;
b) is already known to Recipient at the time of disclosure; c) is independently developed by Recipient without reference to the Confidential Information; or d) is disclosed by a third party to Recipient without similar restriction on disclosure.


         3. Recipient acknowledges and agrees that the Confidential Information has been and is being furnished to Recipient based on
Recipient's  agreement that it will  not  use  or exploit   the  Confidential
Information  or    permit   the Confidential Information to be used or exploited
other  than as   provided in this Agreement, and that Recipient may  not
use or exploit the Confidential Information or permit it to be used or exploited in any manner that is harmful to or competitive with the business or operations of the Company, including, without limitation, with respect to the Company's licensees, customers (including gaming route locations and
casinos),   suppliers,  employees, marketing,  research  and development,
production,    pricing,   distribution    or otherwise.   Company   further
represents   and   Recipient acknowledges and agrees that Company owns the
rights to  the WOG  concept  and   also  all  of the  patents,  trademarks,
copyrights,  and  other  intellectual   property  associated therewith  and
arising therefrom (the "Company IP rights"). Recipient agrees to respect Company's ownership in the WOG concept and the Company's IP rights and further agrees that Recipient will not take any action that adversely affects Company's ability to maximize Company's exploitation of the WOG.

         4.    Recipient  agrees that if no  Transaction  is effected
between Recipient and the Company or upon any request by the Company (including, without limitation, upon the conclusion of any transaction between the Company and Recipient), Recipient will promptly deliver to the Company all physical embodiments containing any of the Confidential Information, without retaining any copy, in whole or in part, and will
destroy   any   notes,  memoranda,  analyses,  compilations, studies  or other documents or media prepared by  Recipient or  its  employees, agents and/or
representatives,  or  any other   individual  or  entity  that  obtains  or
receives Confidential Information from or through the Recipient, that
incorporate  or   utilize or is derived in any  manner  from Confidential
Information provided by the Company or its employees, agents or representatives. If requested by the Company, Recipient shall confirm such destruction to the Company in writing.

         5.    In the event that Recipient or any individual or entity
to   whom  Recipient  transmits  or  provides,  directly  or indirectly, any
Confidential Information in accordance with this Agreement is requested or legally required by oral questions, document subpoena, civil investigative demand, interrogatories, requests for information or other similar
process  to   disclose any of the Confidential  Information, Recipient will promptly provide  the Company with notice  of such request or requirement so
that the Company  may seek  a protective   order   or  take  other  appropriate
actions. Recipient  will cooperate with the Company in its efforts to obtain such remedies and take such other actions. In the event that such protective order or other remedy is not obtained, Recipient will disclose only that portion of the Confidential Information that is legally required
to  be disclosed  and  will   make  reasonable  efforts  to  obtain
reliable  assurance  that confidential   treatment  will  be accorded to the
Confidential Information.

         6.    Recipient agrees that money damages would not be a
sufficient remedy for any breach of this Agreement and that, in addition to all other available legal or equitable remedies, the Company will be entitled to equitable relief, including injunctive relief and specific
performance,   for any breach of this Agreement by Recipient.  Recipient agrees
to  reimburse   the  Company for  all  costs  and  expenses, including
attorneys' fees, incurred by it in successfully enforcing Recipient's obligations hereunder.


         7. Recipient understands and agrees that no failure or delay by the Company in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of such a right, power or privilege preclude any other or further exercise thereof.

          8. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

        9.   This Agreement constitutes the entire agreement and
supersedes  any  prior written and prior or  contemporaneous oral  agreements
and  understandings between  Recipient  and the   Company   with   respect
to   protection    of   the confidentiality of the Confidential Information.


         IN WITNESS WHEREOF, the undersigned has executed this Agreement for the benefit of the Company and its affiliates, intending to be legally bound.

         Dated as of 3-8, 1996.

                         ANCHOR GAMING


                         By:  /s/ THOMAS J. MATTHEWS

                         Name:  THOMAS J. MATTHEWS

                         Title: SECRETARY

AGREED AND ACCEPTED:

IGT


By:  /s/ MICK ROEMER

Name:  MICK ROEMER

Title: VP MKT.